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Jonathan F. Finn

Co-Manager
Lindner Asset Managemen t

(image) Jonathan F. Finn, CFA, is a Co-Manager of the Lindner Small-Cap Fund and the Lindner Opportunities Fund.

He joined Vantage Consulting Group in 1995 and progressed through positions of increasing responsibility, including Manager of Information Technology and Quantitative Research Analyst. Most recently Mr. Finn has been a Co-Portfolio Manager of Vantage's Hedge Fund.

He holds the Charted Financial Analyst (CFA) designation.

Jonathan Finn graduated from the University of Virginia in 1995, with a B. A. in economics. While pursuing his degree at Virginia, Jon studied at the London School of Economics and worked as an intern for Merrill Lynch on the Global Arbitrage desk. Jonathan Finn is the son of Lindner Vice Chairman Mark Finn.

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